Exhibit 99.3

Supplemental Financial Information
March 31, 2006
(Unaudited)

Table of Contents

Page #

Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Operations - Segments	4 - 5

Summary of Operating Results
Funds From Operations	6
Dividends – All Classes of Common Shares	6
Rental Income	7
Real Estate Revenue Allocation	7
Discontinued Operations	8
Interest Expense	8

Summary Balance Sheet Information
Common Share Data	9
Capitalization	9

Debt Information
Outstanding Balances and Terms	10 - 11
Fixed vs. Variable Rate Debt	11

Property & Tenant Information
Property Table	12 - 13
Tenant Diversification	14
Leasing Activity Report	14
Lease Expiration Schedule	15

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is an established real estate company that, at its core, is a value creator which has delivered results to our investors for 21 years. Our mission is to build a real estate business that can realize consistent growth year over year regardless of market cycles. We have developed three distinct businesses that provide earnings power from multiple sources: a real estate development and operating business, an asset advisory business and our premium portfolio of Irreplaceable Corners™.

As a real estate development and operating company, we provide value through offering an array of services to our tenants and properties, to our asset advisory group’s portfolios and to third parties. As of March 31, 2006, the Company has over 1.0 million square feet of retail centers in various stages of development or in the pipeline for both our advisory group and for third parties.

Our asset advisory group broadens the Company’s avenues to capital and raises private equity for a series of merchant development funds.  Through these funds, we combine the skills of our asset advisory team with those of our real estate development team to actively manage a blend of value-added acquisition, redevelopment and development projects, which generate both transactional fees and recurring management fees.

AmREIT’s institutional-grade portfolio of Irreplaceable Corners, our most recognized business, provides a foundation to our FFO growth through a steady stream of rental income. We focus on the acquisition and development of premier retail properties in high-traffic, densely populated high-income areas to hold for long-term value. These properties are primarily high-end grocery anchored and lifestyle shopping centers leased to well-known national and regional tenants.

As of March 31, 2006, our total assets have a book value of $327 million and our asset advisory group manages an additional $140 million in total assets.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	March 31, 2006	December 31, 2005

ASSETS
Real estate investments at cost:
Land	$122,759	$112,784
Buildings	140,475	127,094
Tenant improvements	8,648	7,366

	271,882	247,244
Less accumulated depreciation and amortization	(7,150)	(5,943)

	264,732	241,301
Real estate held for sale, net	—	3,569
Net investment in direct financing leases held for investment	19,210	19,212
Intangible lease cost, net	18,849	17,761
Investment in merchant development funds and other affiliates	2,308	2,311

Net real estate investments	305,099	284,154
Cash and cash equivalents	2,220	5,915
Tenant receivables	2,890	3,132
Accounts receivable, net	1,748	1,807
Accounts receivable - related party	3,346	4,158
Notes receivable - related party	8,157	11,232
Deferred costs	1,541	1,487
Other assets	3,368	3,086

TOTAL ASSETS	$328,369	$314,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$133,271	$114,687
Accounts payable and other liabilities	4,315	8,232
Below market leases, net	4,435	2,940
Security deposits	707	651

TOTAL LIABILITIES	142,728	126,510

Minority interest	1,188	1,176
Shareholders’ equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,514,013 and 6,479,278 shares issued, respectively	65	65
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 2,113,914 and 2,148,649 shares issued, respectively	21	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,145,294 and 4,119,923 shares issued, respectively	41	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 11,063,390 and 11,035,482 shares issued, respectively	111	110
Capital in excess of par value	206,291	205,859
Accumulated distributions in excess of earnings	(19,338)	(16,736)
Deferred compensation	(1,927)	(1,528)
Cost of treasury shares, 113,672 and 77,741 Class A shares, respectively	(811)	(548)

TOTAL SHAREHOLDERS’ EQUITY	184,453	187,285

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$328,369	$314,971

Consolidated Statements of Operations:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005

Revenues:
Rental income from operating leases	$5,834	$3,962
Earned income from direct financing leases	507	507
Real estate fee income	751	236
Real estate fee income - related party	767	758
Construction revenues	621	—
Construction revenues - related party	1,173	—
Securities commission income - related party	1,391	—
Asset management fee income - related party	158	117
Interest and other income	386	48

Total revenues	11,588	5,628

Expenses:
General and administrative	2,133	1,158
Property expense	1,022	695
Construction costs	1,675	—
Legal and professional	842	584
Securities commissions	1,017	—
Depreciation and amortization	2,192	1,055

Total expenses	8,881	3,492

Operating income	2,707	2,136
Other income (expense):
Income from merchant development funds and other affiliates	98	31
Federal income tax expense for taxable REIT subsidiary	81	(20)
Interest expense	(1,743)	(1,495)
Minority interest in income of consolidated joint ventures	(39)	(1)

Income before discontinued operations	1,104	651
(Loss) income from discontinued operations	(16)	707
Gain on sales of real estate acquired for resale	5	—

(Loss) income from discontinued operations	(11)	707

Net income	1,093	1,358
Distributions paid to class B, C and D shareholders	(2,906)	(1,632)

Net loss available to class A shareholders	$(1,813)	$(274)

Net (loss) income per class A common share - basic and diluted
Loss before discontinued operations	$(0.28)	$(0.28)
Income from discontinued operations	(0.00)	0.20

Net loss	$(0.28)	$(0.08)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	6,425	3,471

Segmented Statements of Operations:

			Asset Advisory Group

For the three months ended March 31, 2006	Portfolio	Real Estate Development & Operations Company	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$6,341	$—	$—	$—	$—	$6,341
Securities commission income	—	—	1,391	—	—	1,391
Real estate fee income	—	1,518	—	—	—	1,518
Construction fee income	—	1,794	—	—	—	1,794
Other income	361	25	—	158	—	544

Total revenue	6,702	3,337	1,391	158	—	11,588
Securities commission expense	—	—	1,017	—	—	1,017
Professional fees	246	586	10	—	—	842
Depreciation and amortization	2,192	—	—	—	—	2,192
Property expense	1,003	19	—	—	—	1,022
Construction expense	—	1,675	—	—	—	1,675
General and administrative expense	387	1,000	729	17	—	2,133

Total expenses	3,828	3,280	1,756	17	—	8,881
Interest expense	(1,579)	(161)	(3)	—	—	(1,743)
Other income/ (expense)	100	28	(10)	22	—	140
Income from discontinued operations	(10)	(1)	—	—	—	(11)

Net income (loss)	$1,385	$(77)	$(378)	$163	$—	$1,093

			Asset Advisory Group

For the three months ended March 31, 2005	Portfolio	Real Estate Development & Operations Company	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$4,469	$—	$—	$—	$—	$4,469
Securities commission income	—	—	2,123	—	(2,123)	—
Real estate fee income	—	994	—	—	—	994
Other income	2	46	—	117	—	165

Total revenue	4,471	1,040	2,123	117	(2,123)	5,628
Securities commission expense	—	—	1,633	—	(1,633)	—
Professional fees	323	245	16	—	—	584
Depreciation and amortization	1,055	—	—	—	—	1,055
Property expense	695	—	—	—	—	695
General and administrative expense	400	624	597	27	(490)	1,158

Total expenses	2,473	869	2,246	27	(2,123)	3,492
Interest expense	(1,420)	(38)	(26)	(11)	—	(1,495)
Other income/ (expense)	(48)	60	(4)	2	—	10
Income from discontinued operations	694	13	—	—	—	707

Net income (loss)	$1,224	$206	$(153)	$81	$—	$1,358

AmREIT
Summary of Operating Results

	Three Months Ended March 31,

	2006	2005

Funds From Operations:
Income – before discontinued operations	$1,104	$651
(Loss) Income – from discontinued operations	(11)	707
Plus depreciation of real estate assets – from operations	1,989	913
Plus depreciation of real estate assets – from discontinued operations	185	55
Adjustments for nonconsolidated affiliates	30	15
Less gain on sale of real estate assets acquired for investment	—	(250)
Less class B, C & D distributions	(2,906)	(1,632)

Total Funds From Operations available to class A shareholders	$391	$459

Weighted Average Class A Shares Outstanding	6,425	3,471

Funds from Operations per Class A Share	$0.06	$0.13
Dividends:
Class A Common share dividends per share	$0.12	$0.12
Class B Common share dividends per share (1)	$0.19	$0.19
Class C Common share dividends per share (2)	$0.17	$0.17
Class D Common share dividends per share (3)	$0.16	$0.16

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and are callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  The class C common shares are callable by the Company beginning in 2006, based on the same conversion formula (110% of invested capital).

(3)

The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares are callable by the Company beginning in 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended March 31,

Rental and Earned Income:	2006	2005

Base minimum rent	$4,732	$3,018
Earned Income from direct financing leases	507	507
Straight line rent	40	64
Over/Under market rent	1	67
Percentage rent	136	83
Tenant reimbursements	924	730

Total Rental and Earned Income	$6,341	$4,469

	Three Months Ended March 31,

Real Estate Operating Revenue:	2006	2005

Development and construction management fees
Merchant development funds and affiliates	$164	$171
Unrelated third parties	—	14
Leasing and brokerage commissions
Merchant development funds and affiliates	501	565
Unrelated third parties	751	222
Property management fees
Merchant development funds and affiliates	102	22
Unrelated third parties	—	—

Total Real Estate Operating Revenue	$1,518	$994

Percent attributable to merchant development funds and affiliates	51%	76%
Percent attributable to unrelated third parties	49%	24%

	Three Months Ended March 31,

Discontinued operations:	2006	2005

Rental revenue and earned income from DFL	$9	$475
Gain on sale of real estate held for investment	—	250
Interest and other income	—	140
Gain on sale of real estate held for resale	5	—

Total revenues	14	865
Property expense	(5)	(50)
General and administrative	—	(3)
Federal income tax expense	2	(14)
Legal and professional	(18)	—
Depreciation and amortization	—	(55)
Minority interest	3	(13)
Interest expense	(7)	(23)
Debt prepayment penalty	—
Impairment charge	—	—

Total expenses	(25)	(158)
Income (loss) from discontinued operations	$(11)	$707

Basic and diluted income (loss) from discontinued operations per class A common share	$(0.00)	$0.20

	Three Months Ended March 31,

Interest Expense:	2006	2005

Interest paid – floating rate	$120	$425
Interest paid – fixed rate	1,622	1,073
Loan cost amortization	58	52
Out-of-market debt amortization	(57)	(55)

Total Interest Expense	$1,743	$1,495

AmREIT
Summary Balance Sheet Information

	March 31, 2006	December 31, 2005

Class A Common Share Data:
Closing market price	$7.60	$6.90
Dividend yield	6.54%	7.24%
90-day average trading volume	14,411	25,095
Total Capitalization:
Debt	$133,271	$114,687
Class A common shares at market	48,652	44,171
Class B common shares as converted	16,330	14,826
Class C common shares as converted	45,598	45,319
Class D common shares as converted	119,153	118,852

Total Capitalization	$363,004	$337,855

Debt to Total Capitalization	36.7%	33.9%

AmREIT
Debt Information

Description	Amount Outstanding 03-31-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility (1)	$19,689	$—	6.43%	$1,265	11/4/2007

2007 Maturities	$19,689	$—
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Merger Notes (2)	$—	$760	5.47%	$43	7/23/2010

2010 Maturities	$—	$760
Sugarland IHOP	$1,186	$1,196	8.25%	$138	3/1/2011
Sugar Land Plaza	2,305	2,313	7.60%	203	11/1/2011

2011 Maturities	$3,491	$3,509
Albuquerque IHOP	$686	$692	7.82%	$75	4/24/2012
Baton Rouge IHOP	1,134	1,143	7.82%	124	4/24/2012
Beaverton IHOP	804	811	7.82%	88	4/16/2012
Charlottesville IHOP	572	576	7.82%	62	4/24/2012
El Paso #1934 IHOP	690	695	7.82%	75	4/16/2012
Rochester IHOP	862	870	7.82%	94	4/16/2012
Shawnee IHOP	681	686	7.82%	74	4/18/2012
5115 Buffalo Spdwy.	2,753	2,761	7.58%	241	5/11/2012
Salem IHOP	564	567	7.82%	61	5/17/2012
Springfield IHOP	937	944	7.82%	102	6/21/2012
Roanoke IHOP	649	654	7.89%	71	7/26/2012
Centerville IHOP	1,136	1,145	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,228	1,237	7.89%	134	7/19/2012
Alexandria IHOP	655	660	7.89%	71	7/19/2012
El Paso #1938 IHOP	820	826	7.89%	89	8/23/2012
La Verne IHOP	683	688	7.89%	74	8/23/2012
Memphis #4482 IHOP	712	717	7.89%	77	8/23/2012
Parker IHOP	767	772	7.89%	83	8/23/2012

2012 Maturities	$16,335	$16,444
Cinco Ranch	$8,398	$8,430	5.60%	$601	7/10/2013
Plaza in the Park	17,748	17,817	5.60%	1,270	7/10/2013

2013 Maturities	$26,146	$26,247

Description	Amount Outstanding 03-31-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Uptown Park	$49,000	$49,000	5.37%	$2,631	06/1/2015

2015 Maturities	$49,000	$49,000
Bakery Square	$4,151	$4,211	8.00%	$571	02/10/2017

2017 Maturities	$4,151	$4,211

Total Maturities (3)	$132,223	$113,581

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs.  Annual Debt Service on this debt instrument assumes that the amount outstanding ($19.7 million as of March 31, 2006) remains constant through maturity.

(2) The Merger Notes were paid off during the quarter ended March 31, 2006.

(3) Total maturities above are $1.0 million and $1.1 million less than total debt as reported in our consolidated financial statements as of March 31, 2006 and December 31, 2005, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Fixed vs. Variable Rate Debt:

	March 31, 2006	% of Total	December 31, 2005	% of Total

Variable rate	$19,689	14.8%	$—	0.0%
Fixed rate	113,582	85.2%	114,687	100.0%

	$133,271	100.0%	$114,687	100.0%

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of March 31, 2006	% Leased

Uptown Park - Phase I and II	Ann Taylor, McCormick & Schmick’s	Houston	TX	06/1/2005	169,110	$4,185,018	87%
Southbank - Riverwalk	Hard Rock Café	San Antonio	TX	09/30/2005	46,673	1,434,915	96%
MacArthur Park and Pad Sites	Kroger	Irving	TX	12/04 &12/05	237,381	3,799,305	96%
Plaza in the Park	Kroger	Houston	TX	07/1/2004	139,971	2,529,012	96%
Cinco Ranch	Kroger	Houston	TX	07/1/2004	97,302	1,246,376	100%
Bakery Square	Walgreens & Bank of America	Houston	TX	07/21/2004	34,614	849,460	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/2003	28,000	1,236,646	100%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	06/3/1998	20,018	373,317	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	07/1/1998	16,750	349,545	100%
Terrace Shops	Starbucks	Houston	TX	12/15/2003	16,395	469,947	100%
584 N. Germantown Pkwy. (Baptist Memorial Medical Plaza)	Auto Zone & Baptist Memorial	Memphis	TN	07/23/2002	15,000	222,643	100%
Courtyard on Post Oak	Verizon Wireless	Houston	TX	06/15/2004	13,597	477,361	100%
Uptown Plaza - Dallas	Grotto, Century Bank, Pei Wei	Dallas	TX	03/30/2006	38,872	399,550	86%

Multi-Tenant Shopping Centers Total					873,683	17,573,095	97%

Single Tenant (Ground Leases)	City	State	Date Acquired	GLA	Annualized Base Rent as of March 31, 2006	% Leased

CVS Corporation	Houston	TX	01/10/2003	13,824	$327,167	100%
Darden Restaurants	Peachtree City	GA	12/18/1998	6,867	79,366	100%
Carlson Restaurants	Hanover	MD	09/16/2003	6,802	141,674	100%
Citibank	San Antonio	TX	12/17/2004	4,439	155,000	100%
Comerica Bank	Houston	TX	04/30/2004	4,277	Note (6)	100%
Washington Mutual	Houston	TX	12/11/1996	3,685	98,160	100%
Washington Mutual	The Woodlands	TX	9/23/1996	3,685	61,060	100%

Single Tenant (Ground Leases) Total				43,579	862,427	100%

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of March 31, 2006	% Leased

Energy Wellness	Sugarland	TX	07/23/2002	15,000	$187,857	33%
Golden Corral	Houston	TX	07/23/2002	12,000	182,994	100%
Golden Corral	Humble	TX	07/23/2002	12,000	181,688	100%
Carlson Restaurants	Houston	TX	07/23/2005	8,500	200,000	100%
#1483 IHOP Corporation	Sugarland	TX	09/22/1999	4,020	189,000	100%
#1737 IHOP Corporation (5)	Centerville	UT	07/25/2002	4,020	162,360	100%
#4462 IHOP Corporation (5)	Memphis	TN	08/23/2002	4,020	178,560	100%
#5318 IHOP Corporation	Topeka	KS	09/30/1999	4,020	158,208	100%
AFC, Inc.	Atlanta	GA	07/23/2002	2,583	119,279	100%
Advance Auto (1)(2)(3)(4)	Various	Various	Various	21,000	Note (1)	Note (1)

Single Tenant (Fee Simple) Total				87,163	1,559,946	93%

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of March 31, 2006	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,561,080	100%

	Company Total GLA % Leased			1,064,725	$21,556,548	95%

(1)	Under Development (GLA represents proposed leaseable square footage).
(2)	Held for Sale
(3)	Held in joint venture of which we are the managing 50% owner.
(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5)

IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties.

(6)	This property is 100% leased; however, rent does not commence until after March 31, 2006.

Top Tenants by revenue concentration for the three months ended March 31, 2006:

Tenant	Rental Income	% of Total Operating Revenue

Kroger	$570	4.92%
IHOP	562	4.85%
CVS/pharmacy	247	2.13%
Golden Corral Corporation	167	1.44%
Hard Rock Café International	153	1.32%
Landry’s	128	1.10%
Linens ’N Things #632	116	1.00%

Total	$1,943	16.77%

Leasing Activity for the quarter ended March 31, 2006:

			Rent per sq. ft.

	# of leases	Total sq. ft.	New Rent	Old Rent	% Change

New leases	3	9,950	24.76	N/A	N/A
Activity on Existing Leases:
Lease renewals	6	7,736	25.32	19.92	27.10%
Non-renewals	0	—	N/A	N/A	N/A
Expired/Cancelled leases	5	22,779	N/A	19.84	N/A

Lease Expirations by Year:

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2006	8	17,191	1.34%
2007	17	34,769	2.72%
2008	24	73,078	5.71%
2009	32	79,467	6.21%
2010	35	344,552	26.93%
2011	43	190,793	14.91%
2012	9	49,276	3.85%
2013	6	25,373	1.98%
2014	8	28,504	2.23%
2015	1	3,000	0.23%
2016	3	16,900	1.32%
2019	2	38,020	2.97%
2020	4	75,991	5.94%
2021	3	92,723	7.25%
2022	1	4,020	0.31%
2023	1	63,373	4.95%
2024	4	66,864	5.23%
2025	6	32,100	2.51%
2026	4	16,080	1.26%
2027	3	12,060	0.94%
2056	1	15,120	1.18%

Totals	215	1,279,254	100.00%